SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934
                       DATE OF REPORT :SEPTEMBER 14, 2001

                         Commission File Number 0-24093

                               REDNECK FOODS, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                                  58-2035983
        ----------------                           ----------------
    (State of Incorporation)                    (I.R.S. Employer ID No.)

               1605 Stoner Avenue, Suite 3, Los Angeles, CA 90025

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                 (Address of Principal Executive Offices) (Zip)

                                 (310) 207-9881
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                  (Registrant's telephone, including area code)



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ITEM  9.  REGULATION  FD  DISCLOSURE.



REDNECK FOODS, INC.,(OTC.RDNK), TODAY FILED AN AMENDED FORM 10KSB/A REFLECTING CHANGES MADE TO THE PRE-PAID ASSETS INCLUDED ON THE MOST RECENT FORM 10KSB. THE COMPANY HAS WRITTEN OFF PRE-PAID ASSETS TOTALING $1,130,152 UNTIL SUCH
CONFIRMATION CAN BE OBTAINED. THE COMPANY ALSO MADE TYPOGRAPHICAL ERROR CORRECTIONS TO FORM 10KSB




                                   SIGNATURES
                                -----------------

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 REDNECK  FOODS,  INC.

     Date:  September 14, 2001

                                                 /s/  William E. Eskew, CEO
                                                 -------------------------------
                                                      William E. Eskew, CEO



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